Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)
Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2018-C, Asset-Backed Notes (the ”Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “bb.Pool 2018-C 060518 Indicative.xlsx” provided by the Company on June 18, 2018, containing information related to 8,909 automobile retail installment sale contracts (“Receivables”) and their attributes as of June 5, 2018 (the “Data File”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Application for Title, Application for Certificate of Ownership, Dealer Guarantee of Title Delivery, Application for Registration, Dealer’s Report of Sale, Application for Dealer Assignment, Lien Entry Form, or Vehicle Dealer Temporary Permit (Certificate of Fact).

•	The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): Installment Sale Contract (which includes any related Addendum to the Installment Sale Contract and/or Retail Installment Sale Contract Simple Interest Finance Change letter) (not applicable for direct loans), Federal Truth in Lending Disclosure Statement (within Installment Sale Contract or as a stand-alone document for direct loans), Title Document, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, Credit Application, and/or Reaffirmation Agreement. The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s data imaging system using one of the Company’s computer terminals. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information in the respective Receivable File. The Company indicated that the absence of any of the specified documents in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File

Obligor’s First Name and Last Name	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For Sample Receivables #3 and #18, the Obligor’s First Name stated in the Data File was different than the information stated in the Installment Sale Contract by one letter. For these Sample Receivables, the Company instructed us to compare the Obligor’s First Name stated in the Data File to the corresponding information stated on the Title Document, Insurance Verification Form, and Credit Application.
Contract Date	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Term	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Amount Financed	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Scheduled Monthly Payment Amount	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Annual Percentage Rate (“APR”)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For Sample Receivable #25, the APR stated in the Data File was different than the information stated in the Installment Sale Contract. For this Sample Receivable, the Company instructed us to compare the APR stated in the Data File to the corresponding information in the Reaffirmation Agreement.

Vehicle Type (New or Used)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For purposes of this attribute, the Company instructed to consider an entry of “C” in the Data File to be a Used vehicle.

Vehicle Make	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Vehicle Model	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “CPS, Inc.,” “CPS,” “Consumer Portfolio Services,” “Consumer Portfolio Services, Inc.,” “Consumer Portfolio Svcs,” “Consumer Portfolio Serv,” “Consumer Port. Ser.,” “Consumer Portfolio Servic,” “Consumer Portfolio SVCS Q85,” and “C.P.S. Inc.” were acceptable names for the Company.

2.	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, each listing an insurance company name, were acceptable proof of insurance.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Receivable Files furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

June 25, 2018

Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]

1	2018C001	51	2018C051	101	2018C101
2	2018C002	52	2018C052	102	2018C102
3	2018C003	53	2018C053	103	2018C103
4	2018C004	54	2018C054	104	2018C104
5	2018C005	55	2018C055	105	2018C105
6	2018C006	56	2018C056	106	2018C106
7	2018C007	57	2018C057	107	2018C107
8	2018C008	58	2018C058	108	2018C108
9	2018C009	59	2018C059	109	2018C109
10	2018C010	60	2018C060	110	2018C110
11	2018C011	61	2018C061	111	2018C111
12	2018C012	62	2018C062	112	2018C112
13	2018C013	63	2018C063	113	2018C113
14	2018C014	64	2018C064	114	2018C114
15	2018C015	65	2018C065	115	2018C115
16	2018C016	66	2018C066	116	2018C116
17	2018C017	67	2018C067	117	2018C117
18	2018C018	68	2018C068	118	2018C118
19	2018C019	69	2018C069	119	2018C119
20	2018C020	70	2018C070	120	2018C120
21	2018C021	71	2018C071	121	2018C121
22	2018C022	72	2018C072	122	2018C122
23	2018C023	73	2018C073	123	2018C123
24	2018C024	74	2018C074	124	2018C124
25	2018C025	75	2018C075	125	2018C125
26	2018C026	76	2018C076	126	2018C126
27	2018C027	77	2018C077	127	2018C127
28	2018C028	78	2018C078	128	2018C128
29	2018C029	79	2018C079	129	2018C129
30	2018C030	80	2018C080	130	2018C130
31	2018C031	81	2018C081	131	2018C131
32	2018C032	82	2018C082	132	2018C132
33	2018C033	83	2018C083	133	2018C133
34	2018C034	84	2018C084	134	2018C134
35	2018C035	85	2018C085	135	2018C135
36	2018C036	86	2018C086	136	2018C136
37	2018C037	87	2018C087	137	2018C137
38	2018C038	88	2018C088	138	2018C138
39	2018C039	89	2018C089	139	2018C139
40	2018C040	90	2018C090	140	2018C140
41	2018C041	91	2018C091	141	2018C141
42	2018C042	92	2018C092	142	2018C142
43	2018C043	93	2018C093	143	2018C143
44	2018C044	94	2018C094	144	2018C144
45	2018C045	95	2018C095	145	2018C145
46	2018C046	96	2018C096	146	2018C146
47	2018C047	97	2018C097	147	2018C147
48	2018C048	98	2018C098	148	2018C148
49	2018C049	99	2018C099	149	2018C149
50	2018C050	100	2018C100	150	2018C150

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1 The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exception List
Sample Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
114	2018C114	Vehicle Type (New or Used)	Used	New